FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2007.


A special meeting of the shareholders of Federated International Capital Appreciation Fund ("International Capital Appreciation Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on January 11, 2008, for the following purpose:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund ("InterContinental Fund"), a portfolio of Federated Equity Funds, would acquire all of the assets of International Capital Appreciation Fund in exchange for Class A Shares, Class B Shares and Class C Shares of InterContinental Fund to be distributed pro rata by International Capital Appreciation Fund in complete liquidation and termination of International Capital Appreciation Fund.




                                                               November 14, 2007







Cusip 31428U813
Cusip 31428U797
Cusip 31428U789
37466 (11/07)